SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported) September 13, 2004
                                                        ------------------

                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-26617                 65-0794113
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(State or other jurisdiction        (Commission File           (IRS Employer
      or incorporation)                  Number)            Identification No.)



              3391 S.E. 14th Avenue, Port Everglades, Florida 33316
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (954) 523-8985
                                                           --------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3.02.  Unregistered Sales of Equity Securities
            ---------------------------------------

         On September 13, 2004, (effective July 31, 2004) the Company issued its chief executive officer an aggregate of 758,334 shares of its common stock in consideration of its chief executive officer providing personal guarantees for the Company. Such guarantees were required to secure lines of credit up to $700,000. In addition, the Company issued an aggregate of 455,011 shares of its common stock to its chief executive officer and chief financial officer in consideration of the officers extending the due date of a $420,010 secured promissory note held by such officers through February 14, 2006. The secured promissory note was due and payable in its entirety on February 14, 2004.

         The shares were issued under the exemption from registration provided by Section 4(2) of the Securities Act. The shares contain the appropriate legends restricting their transferability absent registration or applicable exemption.







































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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JUPITER MARINE INTERNATIONAL
                                                HOLDINGS, INC.


                                                By: /s/ Carl Herndon
                                                   -----------------------
                                                   Carl Herndon, President


DATED:  September 13, 2004








































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